Regulatory Matters	6 Months Ended
Jun. 30, 2023
Regulated Operations [Abstract]
Regulatory Matters	REGULATORY MATTERS
Regulation of the Corporation's utilities is generally consistent with that disclosed in Note 2 of the Corporation's annual audited consolidated financial statements ("2022 Annual Financial Statements"). A summary of significant outstanding regulatory matters follows.

ITC
ITC Midwest Capital Structure Complaint: In 2022, FERC issued an order denying the complaint filed by the Iowa Coalition for Affordable Transmission ("ICAT") requesting that ITC Midwest's common equity component of capital structure be reduced from 60% to 53%. In March 2023, FERC confirmed its decision following ICAT's request for rehearing.

MISO Base ROE: In 2022, the U.S. Court of Appeals for the District of Columbia Circuit issued a decision vacating certain FERC orders that had established the methodology for setting the base return on equity ("ROE") for transmission owners operating in the Midcontinent Independent System Operator, Inc. ("MISO") region, including ITC. This matter dates back to complaints filed at FERC in 2013 and 2015 challenging the MISO base ROE then in effect. The court has remanded the matter to FERC for further process, the timing and outcome of which is unknown.

Transmission Incentives: In 2021, FERC issued a supplemental notice of proposed rulemaking ("NOPR") on transmission incentives modifying the proposal in the initial NOPR released by FERC in 2020. The supplemental NOPR proposes to eliminate the 50-basis point regional transmission organization ("RTO") ROE incentive adder for RTO members that have been members for longer than three years. The timing and outcome of this proceeding is unknown.
Transmission Right of First Refusal ("ROFR"): The State of Iowa has granted incumbent electric transmission owners, including ITC, a ROFR to construct, own and maintain certain electric transmission assets in the state. A challenge against the ROFR statute by certain plaintiffs was initially dismissed by the District Court on the grounds that the plaintiffs lacked standing. In March 2023, the Iowa Supreme Court determined that the plaintiffs have standing to challenge the Iowa ROFR statute, issued a temporary injunction staying enforcement of the ROFR statute, and remanded the matter to the District Court to decide the merits of the claim. Management does not believe that this proceeding will impact projects that have already been approved and under development; however, the timing of this proceeding and any impact on future projects, is unknown.

UNS Energy
TEP General Rate Application: In July 2023, the Administrative Law Judge ("ALJ") issued a recommended opinion and order on TEP's general rate application recommending, among other things, an increase in non-fuel revenue of US$102 million, a 9.4% ROE with a 0.2% return on the fair value increment, and a 54.32% common equity component of capital structure. TEP's existing ROE and common equity component of capital structure is 9.15% and 53%, respectively. While the timing and outcome of this proceeding is unknown, the ALJ recommended that the new rates become effective on or after September 1, 2023.

PPFAC Mechanism: The Purchased Power and Fuel Adjustment Clause ("PPFAC") mechanism allows for the timely recovery or return of purchased power and fuel costs, as compared to that collected in customer rates, at TEP and UNSE. The PPFAC balance has increased in recent years, reflecting higher commodity costs. In May 2023, the ACC approved rate adjustments at TEP and UNSE to collect the PPFAC balances over 12- and 33-month periods, respectively.

Central Hudson
General Rate Application: In July 2023, Central Hudson filed a rate application with the New York Public Service Commission ("PSC") requesting an increase in electric and gas delivery rates effective July 1, 2024. The application includes a request to set Central Hudson's allowed ROE at 9.8% and a 50% common equity component of capital structure. The timing and outcome of this proceeding is unknown.

Customer Information System ("CIS") Implementation: In January 2023, Central Hudson filed a response to the PSC's Order to Commence Proceeding and Show Cause, which had directed Central Hudson to explain why the PSC should not pursue civil or administrative penalties or initiate a proceeding to review the prudence of implementation costs associated with its new CIS. In July 2023, an interim agreement was reached with the PSC, in which Central Hudson agreed to independent third-party verification of recent system improvements related to its billing system, and to accelerate the implementation of its monthly meter reading plan. The timing and outcome of this proceeding remains unknown.

FortisBC Energy and FortisBC Electric
Generic Cost of Capital ("GCOC") Proceeding: In 2021, the British Columbia Utilities Commission ("BCUC") initiated a proceeding including a review of the common equity component of capital structure and the allowed ROE. FortisBC filed a final argument with the BCUC in December 2022 and the proceeding remains ongoing, with a decision expected in the third quarter 2023. The decision could be effective retroactively to January 1, 2023.

FortisAlberta
2024 GCOC Proceeding: In 2022, the Alberta Utilities Commission ("AUC") initiated proceedings to establish the cost of capital parameters for Alberta regulated utilities, including consideration of a formula-based approach to setting the allowed ROE for 2024 and beyond. The proceeding remains ongoing, and a decision from the AUC is expected in the second half of 2023.

Third PBR Term: In 2021, the AUC issued a decision confirming that Alberta distribution utilities will be subject to a third performance-based rate setting ("PBR") term commencing in 2024. The AUC also initiated a new proceeding to consider the design of the third PBR term. The proceeding remains ongoing, and a decision from the AUC is expected in the second half of 2023.

Rural Electrification Association ("REA") Cost Recovery: In 2021, the AUC determined that costs attributable to REAs, approximating $10 million annually, can no longer be recovered from FortisAlberta's rate payers, effective January 1, 2023. In April 2023, the Alberta Court of Appeal dismissed FortisAlberta's appeal which had asserted that the AUC erred in preventing the company from recovering these costs from its own rate payers to the extent that such costs cannot be recovered directly from REAs. FortisAlberta continues to assess other means, including legislative amendments, to recover these costs.